Victory Portfolios

Victory Floating Rate Fund

Member Class

(the “Fund”)

Supplement dated February 14, 2025, to the

Summary Prospectus and Prospectus dated May 1, 2024, as supplemented

This Supplement highlights certain changes to the Summary Prospectus and Prospectus dated May 1, 2024, as supplemented. Please review these matters carefully.

As previously announced, on September 26, 2024, the Board of Trustees of the Fund (the “Board”) approved a new interim investment sub-advisory agreement (the “Interim Agreement”) between Victory Capital Management Inc. (“Victory Capital”) and Amundi Asset Management US, Inc. (“Amundi US”) to permit Amundi US to provide sub- advisory services to the Fund through not later than March 3, 2025.

On July 8, 2024, Victory Capital Holdings, Inc. (“VCTR”), the parent company of Victory Capital, entered into a Contribution Agreement with, among other parties, the parent company of Amundi US (the “Transaction”). Following the closing of the Transaction, it was anticipated that Amundi US would become part of VCTR and the Interim Agreement would terminate, and Amundi US portfolio managers as employees of Victory Capital would have continued to serve as the Fund’s adviser uninterrupted.

The Transaction, which was anticipated to close in early part of the first quarter of 2025, is now expected to close towards the end of the first quarter of 2025, after the termination of the Interim Agreement. At this time, Victory Capital has determined not to seek shareholder approval to continue to have Amundi US manage the Fund upon the termination of the Interim Agreement. Therefore, Victory Capital and Amundi US will terminate the Interim Agreement effective at the close of business on February 28, 2025.

As a result, effective February 28, 2025, Victory Income Investors, an existing Victory Capital investment franchise, will assume the responsibility of managing the Fund with no changes to the Fund’s investment objective or principal investment strategies. The Victory Income Investors team has extensive experience in managing the portfolio assets in which the Fund invests.

Upon the closing of the Transaction between Victory Capital Holdings, Inc. and Amundi US, it is expected that the current Amundi US portfolio managers will become employees of Victory Capital. Victory Capital will integrate the Amundi US portfolio managers into the Fund’s portfolio management team, and day-to-day management responsibility will transition back to the former Amundi US team functioning as employees of Victory Capital. The timing of the transition of the Fund’s management to Amundi US will be determined after the close of the Transaction.

To reflect these changes, all references to Amundi US or sub-adviser are hereby deleted in their entirety.

The disclosure under the “Management of the Fund” section on page 7 of the Prospectus is deleted in its entirety and replaced with the following:

Investment Adviser

Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.

The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of the Adviser’s Victory Income Investors investment franchise.

Portfolio Management

	Title	Tenure with the Fund
James F. Jackson, Jr., CFA	Co-Chief Investment Officer, Head of	Since February 2025
Fixed Income Portfolio Management,
and Senior Portfolio Manager
Kurt Daum, J.D.	Senior Portfolio Manager	Since February 2025
Jason Lincoln, CFA	Portfolio Manager and Senior Fixed Income	Since February 2025
Research Analyst

The disclosure under the subheading “The Sub-Adviser” under the section titled “Organization and Management of the Fund” on page 50 of the Prospectus is deleted in its entirety.

The disclosure referencing Jonathan Sharkey and Timothy J. Cassidy under the subheading “Portfolio Management” under the section titled “Organization and Management of the Fund” on page 51 of the Prospectus is deleted and replaced with the following:

James F. Jackson, Jr., CFA, Co-Chief Investment Officer, Head of Fixed Income Portfolio Management, and Senior Portfolio Manager, Victory Income Investors, a Victory Capital investment franchise, has co-managed the Fund since February 2025. Mr. Jackson has 23 years of investment management experience including 10 years with USAA Asset Management Company (“AMCO”), which was acquired by the Adviser’s parent company in 2019. Education: M.B.A. with High Distinction, Ross School of Business, University of Michigan; B.S., United States Naval Academy. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

Kurt Daum, J.D., Senior Portfolio Manager, Victory Income Investors, a Victory Capital investment franchise, has co-managed the Fund since February 2025. Mr. Daum has 21 years of investment management experience including six years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: B.B.A., University of Texas at Austin; J.D., University of Texas School of Law.

Jason Lincoln, CFA, Portfolio Manager and Fixed Income Research Analyst, Victory Income Investors, a Victory Capital investment franchise, has co-managed the Fund since February 2025. He has 16 years of investment management experience including six years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: MBA, Alvarez College of Business, University of Texas at San Antonio, and a B.A., University of Texas at Austin. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

If you wish to obtain more information, please call the Victory Funds at 800-539-FUND (3863).

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.